SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

June 6th, 2007

Date of Report (Date of earliest event reported)

ASIAN DRAGON GROUP INC.

(Exact name of small business issuer as specified in its charter)

Nevada

(State or other jurisdiction of incorporation or organization)

Commission File # 333-123479

(Commission File Number)

98-0418754

(IRS Employer Identification Number)

1100 – 475 Howe Street, Vancouver, British Columbia, Canada V6C 2B3

(Address of principal executive offices)

(604) 801-5995

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 – REGISTRANTS BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On August 29, 2007 the Board of Asian Dragon Group Inc. (“Asian Dragon”) approved three Mineral Rights Acquisition Agreements (the “Mineral Rights Agreements”) with World Fortune Enterprises Inc. (“WFEI”). Two of these Mineral Rights Agreements replaced Joint Venture Option Agreements (“JVOAs”) signed between Asian Dragon and WFEI for the Jinjishan Property and Concentration Mill (dated October 31, 2006 and amended August 8, 2007) and the Loning Property (dated January 16, 2007 and amended August 8, 2007). Additionally the Board determined not to proceed with a similar agreement (the “Mineral Rights Acquisition Agreement (Sanmenxia – Shizhaigou and Lingbao Jinshan)”) intended to replace the Shizhaigou Property JVOA (dated December 4, 2006 and amended August 8, 2007) and the Lingbao Jinshan Property JVOA (dated January 30, 2007 and amended August 8, 2007) and, with the mutual consent of WFEI, cancelled: the Jinjishan JVOA; the Shizhaigou JVOA; the Loning JVOA; the Lingbao Jinshan JVOA; and the Mineral Rights Acquisition Agreement (Sanmenxia – Shizhaigou and Lingbao Jinshan).

[As originally filed on August 31, 2007, this 8-K included reference to the Mineral Property Acquisition Agreement (Sanmenxia – Shizhaigou and Lingbao Jinshan) as an active agreement.]

The Joint Venture Option Agreements referenced above were replaced with the Mineral Rights Agreements as a result of amendment of the corresponding China Mineral Properties Rights Purchase Agreements between WFEI and the relevant Chinese Partners, the benefits and costs of which flow through to Asian Dragon via the Mineral Rights Agreements signed between WFEI and Asian Dragon. The China Mineral Properties Rights Purchase Agreements appear as Schedules ‘A’ in the Exhibits to this Form 8-K/A.

The terms of the Jinjishan Agreement acknowledge Asian Dragon has provided payments totaling US$1,792,000 to August 29, 2007 (inclusive of full payment of US$600,000 for the Jinjishan Plant) and requires further investment by Asian Dragon as follows: (i) US$508,000 by October 1, 2007; (ii) US$500,000 by March 1, 2008; and (iii) US$500,000 by October 1, 2008. Asian Dragon also has the option to increase its investment above this schedule.

The terms of the Loning Agreement acknowledge Asian Dragon has provided payments totaling US$400,000 to August 29, 2007 and requires further investment by Asian Dragon as follows: (i) US$110,000 by March 1, 2008; (ii) US$500,000 by September 30, 2008; and (iii) US$500,000 by September 30, 2009. Asian Dragon also has the option to increase its investment above this schedule.

Under the Mineral Rights Agreements Asian Dragon also became responsible, upon initial project payments to WFEI, for issuance of 1,000,000 restricted common shares to WFEI or its nominees for each of the Jinjishan Mineral Rights Agreement and the Loning Mineral Rights Agreement, for a total increase in cost of 2,000,000 restricted common shares. Additionally, the timing of payment to WFEI of 250,000 shares in relation to each project promised under each JVOA was changed from being due as of the date of each final project payment to being due as of the date of signing of each Mineral Rights Agreement. Deadlines in the payment schedules for each agreement were also amended. On August 29, 2007 the Board authorized issuance of the share payments.

[These changes in payment terms were included in this 8-K as originally filed on August 31, 2007 through data included in its Exhibits, but was not explicitly described in the body of the 8-K.]

On August 29, 2007 the Company signed a further Mineral Rights Agreement with WFEI to acquire WFEI’s rights through its China Mineral Properties Rights Purchase Agreement with Luoning Fuding Mining Development Ltd., to acquire:

1.

a 100% interest of a 70% interest in the Luanchuan Mozigou Molybdenum Property;

2.

a 100% interest of a 70% interest in the Lushi Jiashapa Vanadium Property;

3.

a 100% interest of a 70% interest in the Luoning Xiayu Fanggelewan Silver-Lead Property; and

4.

a 100% interest of a 70% interest in the Silver-Lead Property known as XWG.

The terms of the Fuding Agreement acknowledge Asian Dragon has provided payments totaling US$2,730,000 to August 29, 2007 and requires further investment by Asian Dragon as follows: (i) US$1,270,000 by October 1, 2007; (ii) US$2,000,000 by March 1, 2008; (iii) US$2,000,000 by June 1, 2008; and (iv) US$2,000,000 by October 1, 2008. Asian Dragon also has the option to increase its investment above this schedule.

Under the Agreement the Company also became responsible for the issuance of 250,000 shares in the capital stock of the Company to WFEI upon the execution of the Agreement and a further 1,000,000 shares to be issued to WFEI or its nominees upon initial payment by the Company under the terms of the Agreement.

Item 1.02 Termination of a Material Definitive Agreement

As detailed in Item 1.01 above, with the mutual consent of WFEI, on August 29, 2007 Asian Dragon cancelled: the Jinjishan JVOA; the Shizhaigou JVOA; the Loning JVOA; the Lingbao Jinshan JVOA; and the Mineral Rights Acquisition Agreement (Sanmenxia – Shizhaigou and Lingbao Jinshan). There were no penalties created by these cancellations.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 – Unregistered Sales of Equity Securities.

On June 18, 2007 the Company completed a private placement and issued 450,000 shares of its common stock in a private offering to an entity at $2.22 per share for aggregate proceeds of $999,000.  There were no warrants or finders fees issued or paid in conjunction with this financing.

SECTION 5 – CORPORATE GOVERANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective June 6, 2007, Mr. Jacques Trottier was appointed as a member of the Board of the Company.

SECTION 8 – OTHER EVENTS

Item 8.01 – Other Events

On August 8, 2007, the Board of Directors of the Company approved the creation of a non-qualified Employee Stock Option Plan (the “ESOP”). This plan allows for issuance of options for the purchase of common shares up to 20% of the current issued and outstanding share float of the Company, which equates to a total potential issuance of 6,905,000 options to purchase 6,905,000 common shares. A copy of the ESOP is attached herein as an exhibit.

On August 30th, 2007, the Board of Directors of the Company authorized the issuance of stock options under the Company’s ESOP to Board members, Mr. Dan Hachey (500,000 options), Mr. Jacques Trottier (500,000 options) and Mr. John Karlsson (2,000,000 options). The options granted vested on grant date and have a term of 10 years and an exercise price of USD$2.31, the closing price on the date of the grant.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(i)

Non-qualified Employee Stock Option Plan

(ii)

Mineral Rights Acquisition Agreement (LCUML - Jinjishan)

(iii)

Mineral Rights Acquisition Agreement (Yungfeng – Loning)

(iv)

Mineral Rights Acquisition Agreement (Fuding)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIAN DRAGON GROUP INC.

/s/ John Karlsson

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John Karlsson, Chairman & Chief Executive Officer

Dated:  November 28, 2007

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